                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    September 4, 1998
                                                    -----------------

                            Cooper Industries, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-1175                                  31-4156620
       ----------------------                  -------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                           77002
---------------------------------------                        --------
(Address of Principal Executive Offices)                      (Zip Code)



                                  713/209-8400
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On September 4, 1998, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company and TLG plc (Thorn Lighting Group) had jointly announced an agreed offer by the Company to acquire Thorn in a transaction valued at approximately $535 million.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1 Company Press Release dated September 4, 1998 titled "Cooper To Become Worldwide Leader in Lighting Fixtures With Acquisition of Thorn."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              COOPER INDUSTRIES, INC.
                                              (Registrant)



Date:       September 4, 1998                 /s/ Diane K. Schumacher
                                              -------------------------------
                                              Diane K. Schumacher
                                              Senior Vice President, General
                                                 Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.              Description
----------               -----------

99.1   Company Press Release dated September 4, 1998 titled "Cooper To Become
       Worldwide Leader in Lighting Fixtures With Acquisition of Thorn."